EXHIBIT C

THE ENTERPRISE GROUP OF FUNDS, INC.

FIDELITY BOND SHARING AGREEMENT

THIS AGREEMENT made and entered into as of August 17, 2004, by and between The Enterprise Group of Funds, Inc. (the “Corporation”), an open-end management investment company, on behalf of each of its series specified in Appendix A (“Funds”) and Enterprise Capital Management, Inc., the investment adviser for the Corporation (“Adviser”).

WHEREAS, the Adviser acts as investment adviser to each of the Funds and each Fund is advised by an investment adviser; and

WHEREAS, pursuant to the requirement of Rule 17g-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Corporation, on behalf of each Fund, and the Adviser have obtained fidelity bond coverage as named parties (“Insureds”) under a joint insured fidelity bond, as may be amended from time to time to reflect any additions to Appendix A (“Bond”); and

WHEREAS, the Insureds, in order to be covered by a single fidelity bond, are required by Rule 17g-1 to be parties to an agreement that establishes the criteria by which premiums and recoveries under the Bond shall be allocated among the Funds.

NOW THEREFORE, it is agreed as follows:

1. Amount of Coverage Maintained. The amount of fidelity coverage under the Bond shall at all times be at least equal in the amount to the sum of (i) the total amount of coverage that the Corporation, on behalf of each Fund, would have been required to provide and maintain individually pursuant to the schedule set forth in paragraph (d) of Rule 17g-1 had the Corporation not been a named insured under the bond, plus (ii) the amount of each bond that the Adviser would have been required to provide and maintain pursuant to federal statutes or regulations had it not been a named insured under the Bond. The amount of fidelity coverage under the Bond shall be approved at least annually by the Board of Directors of the Corporation, including a majority of those Directors who are not “interested persons” of the Corporation as defined by Section 2(a)(19) of the 1940 Act.

2. Allocation of Recovery. In the event an actual pecuniary loss is suffered by any two or more of the Insureds under circumstances covered by the terms of the Bond, any recovery under the Bond shall be allocated among such Insureds as follows:

(a) If the total amount of coverage provided under the Bond exceeds or is equal to the amount of the combined total amount of loss suffered by the Insureds suffering the loss, then each such Insured shall be entitled to recover the amount of its actual loss.

(b) If the amount of loss suffered by each Insured suffering loss exceeds its minimum coverage requirement as set forth in Section 1. hereof and the amount of such Insureds’ combined actual losses exceeds the total amount of coverage provided under the Bond, then each such Insured shall be entitled to recover (i) its minimum coverage requirement, and (ii) to the extent there exists any excess coverage, the proportion of such excess coverage that its minimum requirement bears to the amount of the combined minimum coverage requirements of the Insureds suffering actual loss; provided, however, that if the actual loss of any such Insureds is less than the sum of (i) and (ii) above, then such difference shall be recoverable by the other Insured or Insureds in proportion to their relative minimum coverage requirements.

(c) If (i) the amount of actual loss suffered by any Insured is less than or equal to its minimum coverage requirement, (ii) the amount of actual loss of another Insured or the other Insureds exceeds its or their minimum coverage requirement or requirements, and (iii) the amount of the combined actual losses of the Insureds exceeds the total amount of coverage provided under the Bond, then any Insured that has suffered an amount of actual loss less than or equal to its minimum coverage requirement shall be entitled to recover its actual loss. If only one other Insured has suffered actual loss, it shall be entitled to recover the remainder of the amount of the coverage under the bond. If more than one Insured has suffered actual loss in excess of the remaining coverage, then they shall allocate such remaining amount of coverage in accordance with paragraph (b) of this section 2.

3. Allocation of Premiums. No premium shall be paid under the Bond unless the Board of Directors of the Corporation, including a majority of those Directors who are not “interested persons” of the Corporation as defined by Section 2(a)(19) of the 1940 Act, shall approve the portion of the premium to be paid by the Corporation, on behalf of each Fund. The premium payable on the Bond shall be allocated between the Corporation and the Advisor as determined by the Board of Directors of the Corporation.

4. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by the parties.

5. Filing with the Commission. A copy of this Agreement and any amendment thereto shall be filed with the Securities and Exchange Commission within 10 days after the execution thereof.

6. Applicable Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

7. Limitations of Liability of Directors and Shareholders. A copy of the Agreement and By-Laws, and any amendments thereto, are on file with the Secretary of State of Maryland, and it is hereby agreed that this Agreement is executed on behalf of the Directors of the Corporation as Directors and not individually and that the obligations of this Agreement are not binding upon any of the Directors, officers or shareholders of the Corporation individually but are binding only upon the assets and property of the Corporation.

IN WITNESS WHEREOF, The Enterprise Group of Funds, Inc., on behalf of each of its Funds, and Enterprise Capital Management, Inc., have caused this Agreement to be executed as of the day and year first written.

The Enterprise Group of Funds, Inc.		Enterprise Capital Management, Inc.
on behalf of each of its Funds

By:	/s/ Steven M. Joenk	By:	/s/ Kenneth T. Kozlowski
	Steven M. Joenk		Kenneth T. Kozlowski
	President and Chief Executive Officer		Treasurer

Appendix A

Enterprise Capital Appreciation Fund

Enterprise Deep Value Fund

Enterprise Equity Fund

Enterprise Equity Income Fund

Enterprise Global Financial Services Fund

Enterprise Global Socially Responsive Fund

Enterprise Government Securities Fund

Enterprise Growth and Income Fund

Enterprise Growth Fund

Enterprise High-Yield Bond Fund

Enterprise International Growth Fund

Enterprise Managed Fund

Enterprise Mergers and Acquisitions Fund

Enterprise Money Market Fund

Enterprise Multi-Cap Growth Fund

Enterprise Short Duration Bond Fund

Enterprise Small Company Growth Fund

Enterprise Small Company Value Fund

Enterprise Strategic Allocation Fund

Enterprise Tax-Exempt Income Fund

Enterprise Technology Fund

Enterprise Total Return Fund

AMENDMENT NO. 1 TO THE

FIDELITY BOND SHARING AGREEMENT

THIS AMENDMENT NO. 1 made and entered into as of May 31, 2005, by and between The Enterprise Group of Funds, Inc. (the “Corporation”), an open-end management investment company, on behalf of each of its series specified in Appendix A (“Funds”), Enterprise Capital Management, Inc., the investment adviser for the Corporation (“Adviser”) and Enterprise Fund Distributors, Inc., the distributor (“Distributor”).

WHEREAS, the Adviser acts as investment adviser to each of the Funds and each Fund is advised by an investment adviser; and

WHEREAS, pursuant to the requirement of Rule 17g-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Corporation, on behalf of each Fund, the Adviser and the Distributor have obtained fidelity bond coverage as named parties (“Insureds”) under a joint insured fidelity bond, as may be amended from time to time to reflect any additions to Appendix A (“Bond”); and

WHEREAS, the Insureds, in order to be covered by a single fidelity bond, are required by Rule 17g-1 to be parties to an agreement that establishes the criteria by which premiums and recoveries under the Bond shall be allocated among the Funds.

NOW THEREFORE, it is agreed as follows:

1. Amount of Coverage Maintained. The amount of fidelity coverage under the Bond shall at all times be at least equal in the amount to the sum of (i) the total amount of coverage that the Corporation, on behalf of each Fund, would have been required to provide and maintain individually pursuant to the schedule set forth in paragraph (d) of Rule 17g-1 had the Corporation not been a named insured under the bond, plus (ii) the amount of each bond that the Adviser would have been required to provide and maintain pursuant to federal statutes or regulations had it not been a named insured under the Bond. The amount of fidelity coverage under the Bond shall be approved at least annually by the Board of Directors of the Corporation, including a majority of those Directors who are not “interested persons” of the Corporation as defined by Section 2(a)(19) of the 1940 Act.

2. Allocation of Recovery. In the event an actual pecuniary loss is suffered by any two or more of the Insureds under circumstances covered by the terms of the Bond, any recovery under the Bond shall be allocated among such Insureds as follows:

(a) If the total amount of coverage provided under the Bond exceeds or is equal to the amount of the combined total amount of loss suffered by the Insureds suffering the loss, then each such Insured shall be entitled to recover the amount of its actual loss.

(b) If the amount of loss suffered by each Insured suffering loss exceeds its minimum coverage requirement as set forth in Section 1. hereof and the amount of such Insureds’ combined actual losses exceeds the total amount of coverage provided under the Bond, then each such Insured shall be entitled to recover (i) its minimum coverage requirement, and (ii) to the extent there exists any excess coverage, the proportion of such excess coverage that its minimum requirement bears to the amount of the combined minimum coverage requirements of the Insureds suffering actual loss; provided, however, that if the actual loss of any such Insureds is less than the sum of (i) and (ii) above, then such difference shall be recoverable by the other Insured or Insureds in proportion to their relative minimum coverage requirements.

(c) If (i) the amount of actual loss suffered by any Insured is less than or equal to its minimum coverage requirement, (ii) the amount of actual loss of another Insured or the other Insureds exceeds its or their minimum coverage requirement or requirements, and (iii) the amount of the combined actual losses of the Insureds exceeds the total amount of coverage provided under the Bond, then any Insured that has suffered an amount of actual loss less than or equal to its minimum coverage requirement shall be entitled to recover its actual loss. If only one other Insured has suffered actual loss, it shall be entitled to recover the remainder of the amount of the coverage under the bond. If more than one Insured has suffered actual loss in excess of the remaining coverage, then they shall allocate such remaining amount of coverage in accordance with paragraph (b) of this section 2.

3. Allocation of Premiums. No premium shall be paid under the Bond unless the Board of Directors of the Corporation, including a majority of those Directors who are not “interested persons” of the Corporation as defined by Section 2(a)(19) of the 1940 Act, shall approve the portion of the premium to be paid by the Corporation, on behalf of each Fund. The premium payable on the Bond shall be allocated between the Corporation, the Advisor and the Distributor as determined by the Board of Directors of the Corporation.

4. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by the parties.

5. Filing with the Commission. A copy of this Agreement and any amendment thereto shall be filed with the Securities and Exchange Commission within 10 days after the execution thereof.

6. Applicable Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

7. Limitations of Liability of Directors and Shareholders. A copy of the Agreement and By-Laws, and any amendments thereto, are on file with the Secretary of State of Maryland, and it is hereby agreed that this Agreement is executed on behalf of the Directors of the Corporation as Directors and not individually and that the obligations of this Agreement are not binding upon any of the Directors, officers or shareholders of the Corporation individually but are binding only upon the assets and property of the Corporation.

IN WITNESS WHEREOF, The Enterprise Group of Funds, Inc., on behalf of each of its Funds, Enterprise Capital Management, Inc. and Enterprise Distributors, Inc. have caused this Amendment No. 1 to be executed as of the day and year first written.

The Enterprise Group of Funds, Inc.		Enterprise Capital Management, Inc.
on behalf of each of its Funds

By:	/s/ Steven M. Joenk	By:	/s/ Kenneth T. Kozlowski
	Steven M. Joenk		Kenneth T. Kozlowski
	President and Chief Executive Officer		Treasurer and Chief Financial Officer

Enterprise Fund Distributors, Inc.

By:	/s/ John A. Schilt, Jr.
John A. Schilt, Jr.
President

Appendix A

Enterprise Capital Appreciation Fund

Enterprise Deep Value Fund

Enterprise Equity Fund

Enterprise Equity Income Fund

Enterprise Global Financial Services Fund

Enterprise Global Socially Responsive Fund

Enterprise Government Securities Fund

Enterprise Growth and Income Fund

Enterprise Growth Fund

Enterprise High-Yield Bond Fund

Enterprise International Growth Fund

Enterprise Managed Fund

Enterprise Mergers and Acquisitions Fund

Enterprise Money Market Fund

Enterprise Multi-Cap Growth Fund

Enterprise Short Duration Bond Fund

Enterprise Small Company Growth Fund

Enterprise Small Company Value Fund

Enterprise Strategic Allocation Fund

Enterprise Tax-Exempt Income Fund

Enterprise Technology Fund

Enterprise Total Return Fund

AMENDMENT NO. 2 TO THE

FIDELITY BOND SHARING AGREEMENT

THIS AMENDMENT NO. 2 to the Fidelity Bond Sharing Agreement (“Amendment No. 2”), dated as of September 3, 2005, between The Enterprise Group of Funds, Inc., (“Corporation”) an open-end management investment company on behalf of each of its series specified in Appendix A attached hereto (“Funds”), Enterprise Capital Management, Inc., the investment adviser (“Adviser) and Enterprise Fund Distributors, Inc., the distributor (“Distributor”)

The Corporation, the Adviser and the Distributor hereby agree to modify and amend the Fidelity Bond Sharing Agreement dated as of August 17, 2004, as amended by Amendment No. 1, dated as of May 31, 2005 (together, the “Agreement”) as follows:

1.	Removed Funds. The following funds of the Corporation are hereby deleted in their entirety from the Agreement: Enterprise Capital Appreciation Fund, Enterprise Deep Value Fund, Enterprise Equity Fund, Enterprise Equity Income Fund, Enterprise Global Financial Services Fund, Enterprise Global Socially Responsive Fund, Enterprise Government Securities Fund, Enterprise Growth and Income Fund, Enterprise Growth Fund, Enterprise High Yield Bond Fund, Enterprise International Growth Fund, Enterprise Managed Fund, Enterprise Money Market Fund, Enterprise Multi-Cap Growth Fund, Enterprise Short Duration Bond Fund, Enterprise Small Company Growth Fund, Enterprise Small Company Value Fund, Enterprise Strategic Allocation Fund, Enterprise Tax-Exempt Income Fund, Enterprise Technology Fund and Enterprise Total Return Fund.

2.	Appendix A. Appendix A to the Agreement, setting forth the funds of the Corporation participating on behalf of which the Corporation is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, Amendment No. 2 is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 2 as of the date first above set forth.

The Enterprise Group of Funds, Inc.		Enterprise Capital Management, Inc.
on behalf of each of its Funds

By:	/s/ Steven M. Joenk	By:	/s/ Kenneth T. Kozlowski
	Steven M. Joenk		Kenneth T. Kozlowski
	President and Chief Executive Officer		Treasurer and Chief Financial Officer

Enterprise Fund Distributors, Inc.

By:	/s/ John A. Schilt, Jr.
John A. Schilt, Jr.
President

APPENDIX A

AMENDMENT NO. 2

TO THE

FIDELITY BOND SHARING AGREEMENT

FUNDS

AXA Enterprise Growth Fund

AXA Enterprise Mergers and Acquisitions Fund